SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549




                               FORM 8-K




             Current Report Pursuant to Section 13 or 15(D)
               of the Securities and Exchange Act of 1934




  Date of Report (date of earliest event reported):  January 18, 1999




                      RED OAK HEREFORD FARMS, INC.
         (Exact Name of Registrant as Specified in its Charter)




                                NEVADA
                                ------
             (State or Other Jurisdiction of Incorporation)




              33-89714                        84-1120614
              --------                        ----------
      (Commission File Number)     (Employer Identification Number)




               2010 Commerce Drive, Red Oak, Iowa 51566
               ----------------------------------------
               (Address of Principal Executive Offices)






   Registrant's Telephone Number, including Area Code: (712)623-9224








ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) The Company has retained HLB Gross Collins, P.C. effective January 18, 1999, as the registrant's certifying accountant.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	None








                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RED OAK HEREFORD FARMS, INC.

Date:  January 18, 1999
                                          By: /s/ Gordon Reisinger
                                                  ----------------
                                                  Gordon Reisinger
                                                  President


Date:  January 18, 1999
                                          By: /s/ Harley Dillard
                                                  --------------
                                                  Harley Dillard
                                                  Chief Financial Officer